                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

FILED BY THE REGISTRANT [X]
FILED BY PARTY OTHER THAN THE REGISTRANT  [ ]

CHECK THE APPROPRIATE BOX:

[ ]      PRELIMINARY PROXY STATEMENT
[X]      DEFINITIVE PROXY STATEMENT
[ ]      DEFINITIVE ADDITIONAL MATERIALS
[ ]      SOLICITING MATERIAL PURSUANT TO RULE 14a-11(c) OR RULE 14a-12

                                   AXONYX INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  MICHAEL R. ESPEY, VICE PRESIDENT & SECRETARY
--------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]      NO FEE REQUIRED
[ ]      FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(i)(4)
         AND 0-11.

         (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

         -----------------------------------------------------------------------

         (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

         -----------------------------------------------------------------------

         (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:

         -----------------------------------------------------------------------

         (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

         -----------------------------------------------------------------------

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         (1)  AMOUNT PREVIOUSLY PAID:

         -----------------------------------------------------------------------

         (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

         -----------------------------------------------------------------------

         (3)  FILING PARTY:

         -----------------------------------------------------------------------

         (4)  DATE FILED:

         -----------------------------------------------------------------------

                                   AXONYX INC.

                  ---------------------------------------------
                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 14, 2000
                  ---------------------------------------------

TO THE HOLDERS OF THE COMMON STOCK:

     PLEASE TAKE NOTICE that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Axonyx Inc., a Nevada corporation (the "Company") will be held at the Loews New York Hotel at 569 Lexington Avenue, New York, NY 10022 at 10:00 a.m. on June 14, 2000, or at any and all adjournments thereof, for the following purposes, as more fully described in the attached Proxy Statement. At the 2000 Annual Meeting, you will be asked to vote on the following matters:

     1. To elect six directors to our Board of Directors to hold office until our 2000 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

     2. To ratify the appointment of Richard A. Eisner & Company, LLP as auditors of our financial statements for the fiscal year ending December 31, 2000; and

     3. To approve an amendment to the Company's Restated Articles of Incorporation to increase the authorized shares which the Company shall have the authority to issue from thirty million (30,000,000) to ninety million (90,000,000), of which the number of shares of common stock the Company would be authorized to issue would increase from twenty five million (25,000,000) shares to seventy five million (75,000,000) shares and the number of shares of preferred stock the Company would be authorized to issue would increase from five million (5,000,000) shares to fifteen million (15,000,000) shares.

     4.   To approve the adoption of the Axonyx Inc. 2000 Stock Option Plan.

     5. To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

     Only stockholders of record, as shown on the transfer books of the Company, at the close of business on May 10, 2000 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A list of stockholders entitled to vote at the 2000 Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the 2000 Annual Meeting.

                                   AXONYX INC.

     Whether or not you expect to be present, please sign, date and return the enclosed proxy sheet in the enclosed pre-addressed envelope as soon as possible. No postage is required if the enclosed envelope is used and mailed in the United States.

                                       By Order of the Board of Directors

                                       /s/ Marvin S. Hausman, M.D.
                                       ----------------------------------------
                                       Marvin S. Hausman, M.D.
                                       President & Chief Executive Officer

May 18, 2000

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                       ----------------------------------
                       PROXY STATEMENT FOR ANNUAL MEETING
                            TO BE HELD JUNE 14, 2000
                       ----------------------------------

                               GENERAL INFORMATION

     The accompanying proxy is solicited by the Board of Directors of Axonyx Inc. with its principal executive offices at 825 Third Avenue, 40th Floor, New York, New York 10022 (the "Company") to be voted at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 14, 2000, and any adjournment thereof. When a proxy is properly executed and returned to Axonyx in time for the Annual Meeting, the shares it represents will be voted by the proxy holders in accordance with the instructions given in the proxy. If no direction is given in the proxy, the votes represented thereby will be voted in accordance with the recommendation of the Board with respect to each matter submitted to the Company's stockholders for approval. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. So far as the Company is aware, no matters will be presented to the Meeting for action on the part of the stockholders other than business in the foregoing Notice. This Proxy Statement and the accompanying proxy are being sent to stockholders on or about May 18, 2000.

PROXY REVOCATION PROCEDURE

     A proxy may be revoked at any time before it has been exercised by written notice of revocation given to the Secretary of the Company, by executing and delivering to the Secretary a proxy dated as of a later date than the enclosed proxy provided however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy before the vote is taken, or by attending the Annual Meeting and voting in person. Attendance at the Meeting will not in and of itself revoke a proxy.

ABSTENTIONS, BROKER NON-VOTES

     Abstentions will be deemed to be present at the Meeting for purposes of determining a quorum and will be counted as voting (but not "for" or "against") with regard to the issue to which the abstention relates. Any "broker non-vote" also will be deemed to be present for quorum purposes, but will not be counted as voting with regard to the issue to which it relates.

HOLDERS OF RECORD, QUORUM

     Holders of record of common stock at the close of business on May 10, 2000 are entitled to vote at the Annual Meeting. There were 14,214,019 shares of common stock outstanding as of the record date. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders.

PROXY COMMITTEE

     The Board of Directors of the Company has appointed a Proxy Committee consisting of Michael Strage and Michael Espey in whose names the proxies are solicited on behalf of the Company and the Board of Directors.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS

     The Company's business is managed under the direction of its Board of Directors. The Board of Directors has designated as nominees for election the six directors currently serving on the Board. See "Nominees for Director" below for profiles of the nominees. After the election of six directors at the meeting, the Company will have six directors.

     All of the nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends. The Company has no reason to believe that any nominee will be unavailable.

     THE BOARD RECOMMENDS A VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED BELOW. The holders of common stock of the Company are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date. As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees. Except to the extent that a stockholder withholds votes from any and all nominees, the persons named in the proxy, in their sole discretion, will vote such proxy for the election of the nominees listed below. The six nominees who receive the most votes shall be elected as directors. Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

NOMINEES FOR DIRECTOR

     The following persons have been nominated by the Board for election to the Board of Directors:


         NAME                       AGE       POSITION
         ----                       ---       --------
Albert D. Angel(1), (2), (3)        62        Chairman of the Board
Marvin S. Hausman, M.D.(3)          58        Director, President &
                                              Chief Executive Officer
Abraham E. Cohen(1), (2)            62        Director
Christopher Wetherhill(1), (2)      51        Director
Michael M. Strage                   40        Director, Chief Administrative
                                              Officer, Vice President, Treasurer
Michael R. Espey                    38        Director, General Counsel,
                                              Vice President, Secretary


----------
(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee
(3)  Member of the Nominating Committee

     ALBERT D. ANGEL, age 62, has been the Chairman of the Board of Directors of the Company since December 1998. Previously he served as the Chairman of the Board of Directors of the predecessor of the Company (also named Axonyx Inc.) from March 1997. Albert Angel is President of Angel Consulting and a partner in Naimark & Associates, both of which provide management, marketing, planning and public affairs advice to pharmaceutical and biotechnology companies. He is also vice-chair of the National Board of Trustees of the National Jewish Medical and Research Center (Denver, Colorado). He has more than 30 years of experience in the pharmaceutical and biotechnology fields, primarily at Merck & Co., Inc. After army service, Mr. Angel was an associate with the firm of Hughes Hubbard Blair & Reed until 1967. Mr. Angel joined Merck in 1967 as Latin American attorney and served successively as European Counsel and International Counsel until 1977 when he relocated to London as Vice-President of Merck Sharp & Dohme (Europe), Inc. During the next 8 years he served first as Regional Director responsible for Merck's Scandinavian businesses and then as Chairman and Managing Director of Merck Sharp & Dohme Limited responsible for business activities in the United Kingdom, Ireland and Anglophone Africa. From 1985 to 1993 Mr. Angel served as Vice-President, Public Affairs for Merck & Co., Inc. Mr. Angel received his law degree from Yale Law School in 1960.

     ABRAHAM E. COHEN, age 62, was appointed by the Board of Directors as a director of the Company on May 5, 2000. Abraham ("Barry") Cohen serves on the board of directors of Teva Pharmaceutical Industries, Ltd., Neurobiological Technologies, Inc., Vasomedical, Inc., Pharmaceutical Products Development, Inc. and Smith Barney (Mutual Funds). He is also serves as a director on the supervisory board of Akzo Nobel, N.V. Barry Cohen is a retired Senior Vice President of Merck & Co., Inc. and President of Merck Sharp & Dohme International ("MDSI").

Mr. Cohen joined MDSI in New York in 1957 and moved to India in 1960 during the early development stages of the Merck subsidiary there. Subsequently, he played a key role in the development of Merck's international pharmaceutical business, becoming the first Managing Director for Pakistan in 1962 and Regional Director for South Asia in 1964. He became Regional Director for Northern Europe in 1967 and was elected MDSI's Vice President for Europe in 1969. In 1974, Mr. Cohen was elected Executive Vice President of MDSI and became President of the Division in 1977. In 1982, he was named to serve concurrently as a corporate Senior Vice President. In this role, his responsibilities were significantly expanded to include oversight of worldwide strategic issues and the development and acquisition of new businesses outside the United States. Mr. Cohen retired from Merck in 1992.

     MICHAEL R. ESPEY, age 38, has been a Vice President, Director and the Secretary of the Company since December 1998. Previously he served as Vice President, Director and the Secretary of the predecessor of the Company from September 1998, and served as Vice President, Director and the Treasurer of the predecessor of the Company from January 1997. Prior to joining the Company, Michael worked at Espey & Associates, a New York firm where he was involved in structuring securities placements. Prior to that, Mr. Espey served as General Counsel for the securities firm of Lee, Van Dyk, Zivarts, Pingree & Company (later Financial Services International Corporation) in Seattle. Mr. Espey received his law degree from the University of Washington in 1989.

     MARVIN S. HAUSMAN, M.D., age 57, has been a director and the President and Chief Executive Officer of the Company since December 1998. Previously, Dr. Hausman was a director and the President and Chief Executive Officer of the predecessor of the Company from January 1997. Dr. Hausman was a founder of Medco Research Inc. a pharmaceutical biotechnology company specializing in adenosine products. He has thirty years experience in drug development and clinical care. Dr Hausman did residencies in General Surgery at Mt. Sinai Hospital in New York, and in Urological Surgery at U.C.L.A. Medical Center in Los Angeles. He also worked as a Research Associate at the National Institutes of Health, Bethesda, Maryland. He has been a Lecturer, Clinical Instructor and Attending Surgeon at the U.C.L.A. Medical Center Division of Urology and Cedars-Sinai Medical Center, Los Angeles. He has been a Consultant on Clinical/Pharmaceutical Research to various pharmaceutical companies, including Bristol-Meyers International, Mead-Johnson Pharmaceutical Company, Medco Research, Inc., and E.R. Squibb. Dr. Hausman is currently the President of Northwest Medical Research Partners, Inc., a medical technology and transfer company and is a member of the Board of Directors of Regent Assisted Living, Inc. Dr. Hausman received his medical degree from New York University School of Medicine in 1967.

     MICHAEL M. STRAGE, age 40, has been a Vice President, Director and the Treasurer of the Company since December 1998. Previously he served as Vice President, Director and the Treasurer of the predecessor of the Company from September 1998, and served as Vice President, Director and the Secretary of the predecessor of the Company from January 1997. Prior to joining the Company, Michael Strage was an associate in the Los Angeles law firm of Hancock, Rothert & Bunschoft, and worked at Espey & Associates. Mr. Strage received his law degree from the University of Southern California in 1986.

     CHRISTOPHER WETHERHILL, age 50, has been a director of the Company since December 1998. Previously, he served on the Board of Directors of the predecessor of the Company from August 1997. Mr. Wetherhill is the managing director of Boundary Bay Investments Limited, a major stockholder of the Company. Mr. Wetherhill is a chartered accountant and the President and Chief Executive Officer of MRM Financial Services, Ltd. (the parent company of Hemisphere Management Limited). From September 1981 to June 1996, Mr Wetherhill was the President and Chief Executive Officer of Hemisphere Management Limited of Bermuda, a corporate management company. From 1971 until 1977 he was the manager of the accounting and management services department at Arthur Young & Co., now Ernst & Young, Bermuda. From 1977 to 1981, he was a director and financial controller of Offshore Contractors (Bermuda) Limited, a Bermuda company involved in offshore oil platform construction and shipping. He is a Fellow of the Institute of Chartered Accountants in England and Wales, a member of the Bermudian and Canadian Institutes of Chartered Accountants, and a Fellow of the Institute of Directors and Freeman of the City of London.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES THEREOF

     During the year ended December 31, 1999, the Board of Directors met on seven occasions. Christopher Wetherhill, a director of the Company attended less than 75% of the meetings of the Board and those committees on which the director served.

     The Board of Directors created the Compensation, Audit and Nominating Committees at the Board Meeting on January 13, 1999. Prior to that neither the Company nor its predecessors had any Board Committees.

     The Compensation Committee of the Board of Directors, currently consisting of Messrs. Albert Angel, Barry Cohen and Christopher Wetherhill, administers the Company's 1998 Stock Option Plan, and makes proposals to the full Board for officer compensation programs, including salaries, option grants and other forms of compensation.

     The Audit Committee of the Board of Directors, currently consisting of Messrs. Albert Angel, Barry Cohen and Christopher Wetherhill, recommends the firm to be employed as the Company's independent public accountants, and oversees the Company's audit activities and certain financial matters to protect against improper and unsound practices and to furnish adequate protection to all assets and records.

     The Nominating Committee of the Board of Directors, currently consisting of Messrs. Marvin Hausman and Albert Angel, makes proposals to the full Board concerning the hiring or engagement of directors, officers and certain employee positions.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

     The executive officers of the Company are Marvin S. Hausman, M.D., President and Chief Executive Officer, Michael R. Espey, Vice President and Secretary, Michael M. Strage, Vice President and Treasurer, Robert G. Burford, Ph.D., Vice President, Product Development.

SUMMARY COMPENSATION

Cash Compensation

     Below is the aggregate annual remuneration of each of the highest paid persons who were officers or directors of Axonyx Inc., including the Company's pre-merger predecessor, during Axonyx Inc.'s last two fiscal years ended December 31, 1998 and December 31, 1999.


                                         SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------
                                      Annual Compensation              Long Term Compensation
                        ----------------------------------------------------------------------------
                                                                           Awards          Payouts
                                                         Other   -----------------------------------
                                                        annual    Restricted   Securities               All
                                                       compen-      stock      underlying   LTIP       other
  Name and principal             Salary      Bonus      sation     award(s)    Options/    payouts  compensation
       position          Year      ($)        ($)         ($)        ($)       SARs (#)      ($)      ($)
         (a)             (b)       (c)        (d)         (e)        (f)          (g)        (h)      (i)
-----------------------------------------------------------------------------------------------------------------
Marvin S. Hausman
Dir., Pres. & CEO       1999    $125,000   $150,000    $0         $0          200,000      $0       $0
                       ------------------------------------------------------------------------------------------
                        1998    $0         $0          $0         $0          0            $0       $0
                       ------------------------------------------------------------------------------------------
Michael M. Strage
Dir., V.P., Treas.(1)   1999    $100,000   $45,000     $0         $0           40,000      $0       $0
                       ------------------------------------------------------------------------------------------
                        1998    $0         $0          $0         $0          0            $0       $28,000
                       ------------------------------------------------------------------------------------------



(1) Column (i): Michael M. Strage received a consulting fee of $7,000 per month for four months in 1998.

                                                                               7
                  OPTION GRANTS IN YEAR ENDED DECEMBER 31, 1999

         The following table discloses information concerning stock option grants to certain named executive officers in the Company's last fiscal year ended December 31, 1999.

                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------
                                             Individual Grants
---------------------------------------------------------------------------------------------------------
                                                       Percent of total
                            Number of securities    options/SARs granted     Exercise or
                            underlying Options/     to employees in fiscal   base price
           Name             SARs granted (#)              year                 ($/Sh)     Expiration date
           (a)                   (b)                    (c)                     (d)            (e)
---------------------------------------------------------------------------------------------------------
Marvin S. Hausman (1)       200,000                 55.10%                   $3.11          1/1/04
                            -----------------------------------------------------------------------------
Michael M. Strage (2)        40,000                 11.02%                   $2.88          1/1/09
                            -----------------------------------------------------------------------------

(1) On January 13, 1999, the Company granted 200,000 Incentive Stock Options exercisable at $3.11 per share to Marvin S. Hausman, President & CEO of the Company, with 50,000 options vesting immediately, 50,000 vesting on January 1, 2000, 50,000 vesting on January 1, 2001, and 50,000 vesting on January 1, 2002.

(2) On January 13, 1999, the Company granted 40,000 Incentive Stock Options exercisable at $2.88 per share to Michael M. Strage, Vice President & Treasurer of the Company, with 10,000 options vesting immediately, 10,000 vesting on January 1, 2000, 10,000 vesting on January 1, 2001, and 10,000 vesting on January 1, 2002.

     No free standing Stock Appreciation Rights ("SARs") were granted to any executive officers in fiscal year 1999.

         AGGREGATE OPTION EXERCISES IN YEAR ENDED DECEMBER 31, 1999 AND
                             YEAR-END OPTION VALUES

                    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                  securities        Value of
                                                                                  underlying      unexercised
                                                                                 unexercised      in-the-money
                                                                               options/SARs at    options/SARs
                                               Shares acquired   Value         fiscal year end     at fiscal
                                               on exercise (#)   realized ($)        (#)          year end ($)
                                                                               ----------------- ---------------
                                                                                 Exercisable/     Exercisable/
                      Name                                                      unexercisable    unexercisable
                      (a)                            (b)             (c)             (d)              (e)
                                               ----------------- ------------- ----------------- ---------------
                                                                               50,000/           $257,000/
   Marvin S. Hausman, M.D., Pres. & CEO        0                 $0            150,000           $771,000
                                               ----------------- ------------- ----------------- ---------------
                                                                               10,000            $53,700/
   Michael M. Strage, V.P. & Treasurer         0                 $0            30,000            $161,100
                                               ----------------- ------------- ----------------- ---------------

                                               ----------------- ------------- ----------------- ---------------

                                               ----------------- ------------- ----------------- ---------------

   ------------------------------------------- ----------------- ------------- ----------------- ---------------

     There were no exercises of options by any executive officers in the fiscal year 1999.

DIRECTORS' COMPENSATION

     The Company pays its non-employee directors (Mssrs. Angel, Cohen and Wetherhill) $500.00 for each Board Meeting attended in person and $250.00 for each Board Meeting attended by telephone. Directors are also reimbursed for their out-of-pocket expenses incurred to attend meetings.

     Two of the non-employee directors received stock options in January of 1999 under the Axonyx 1998 Stock Option Plan. On January 13, 1999 the Company issued to Mr. Angel 300,000 Non-Statutory Stock Options, with 75,000 options vesting immediately, 75,000 vesting on or after January 1, 2000, 75,000 vesting on or after January 1, 2001, and 75,000 vesting on or after January 1, 2002. The Company issued to Christopher Wetherhill 40,000 Non-Statutory Stock Options, with 10,000 options vesting immediately, 10,000 vesting on or after January 1, 2000, 10,000 vesting on or after January 1, 2001, and 10,000 vesting on or after January 1, 2002. On January 10, 2000, Albert Angel was granted 100,000 Non-Statutory Stock Options exercisable at $11.50 per share, with 25,000 options vesting immediately, 25,000 vesting on January 10, 2001, 25,000 vesting on January 10, 2002, and 25,000 vesting on January 10, 2003. On May 5, 2000, Barry Cohen was granted 50,000 Non-Statutory Stock Options exercisable at $11.00 per share, with 20,000 options vesting immediately, 10,000 vesting on May 5, 2001, 10,000 vesting on May 5, 2002, and 10,000 vesting on May 5, 2003.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). The Company became a "reporting company" subject to the requirements of
Section 16(a) on August 13, 1999, although it has been complying with the reporting requirements of Section 16(a) since March 17, 1999. In 1999, officers, directors and greater than ten percent stockholders were required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of copies of such forms that have been furnished to the Company in 1999, the Company has determined that the following reporting persons subject to Section 16(a) failed to file reports on a timely basis. Robert G. Burford, Ph.D., Vice President, Product Development, failed to file a required Form 3 upon his election as an officer of the Company on a timely basis. Albert
D. Angel, Chairman of the Board of Directors, failed to file the required Form 4 on a timely basis, in relation to the purchase of four units in a private placement, consisting of shares of common stock and common stock purchase warrants, of the Company. Christopher Wetherhill, a director of the Company, failed to file a required Form 4 on a timely basis, in relation to two transactions in a single month: purchase of 12 units in a private placement, consisting of shares of common stock and common stock purchase warrants of the Company, and the conversion of a convertible note into shares of common stock of the Company.

EMPLOYMENT CONTRACTS; TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     Marvin S. Hausman, M.D., President & CEO. In January 1999, the Company came to an oral agreement with Marvin Hausman whereby Dr. Hausman agreed to serve as President & CEO of the Company and as a Director of the Company for an annual salary of $125,000. In December 1999, the Board of Directors, upon the recommendation of the Compensation Committee, awarded Dr. Hausman a bonus for the year 1999 in the amount of $150,000, and increased Dr. Hausman's salary for the year 2000 to $190,000 per year. On January 13, 1999, the Board of Directors, upon the recommendation of the Compensation Committee, granted Dr. Hausman 200,000 Incentive Stock Options exercisable at $3.11 per share, with 50,000 options vesting immediately, 50,000 vesting on January 1, 2000, 50,000 vesting on January 1, 2001, and 50,000 vesting on January 1, 2002. On January 10, 2000 Dr. Hausman was granted 100,000 Non-Statutory Stock Options exercisable at $11.50 per share, with 25,000 options vesting immediately, 25,000 vesting on January 10, 2001, 25,000 vesting on January 10, 2002, and 25,000 vesting on January 10, 2003.

     Michael M. Strage, Vice President & Treasurer. In January 1999, the Company came to an oral agreement with Michael Strage whereby Mr. Strage agreed to serve as Vice President & Treasurer of the Company and as a Director of the Company for an annual salary of $100,000. In July 1999, Michael Strage was awarded a merit bonus of $25,000. In December 1999, Mr. Strage was awarded a year-end bonus for the year 1999 in the amount of $20,000. On March 24, 2000, upon the recommendation of the Compensation Committee, Michael Strage's salary for the year 2000 was increased from $100,000 to $150,000 per year. On January 13, 1999, Michael Strage was granted 40,000 Incentive Stock Options exercisable at $2.88 per share, with 10,000 options vesting immediately, 10,000 vesting on January 1, 2000, 10,000 vesting on January 1, 2001, and 10,000 vesting on January 1, 2002. On January 10, 2000, Michael Strage was granted 24,000 Incentive Stock Options exercisable at $11.50, with 6,000 stock options vesting immediately, 6,000 stock options vesting on January 10, 2001, 6,000 stock options vesting on January 10, 2002, and 6,000 stock options vesting on January 10, 2003. On the same date Michael M. Strage was granted 16,000 Non-Statutory Stock Options exercisable at $11.50, with 4,000 stock options vesting immediately, 4,000 stock options vesting on January 10, 2001, 4,000 stock options vesting on January 10, 2002, and 4,000 stock options vesting on January 10, 2003.

     The Company's executive officers are employed pursuant to oral agreements on an at-will basis. Consequently, the Company does not have a policy of "discharge without cause."

     Axonyx does not have any arrangements with its executive officers triggered by termination of employment or change in control other than the following. All options granted under the 1998 Stock Option Plan, including those to its executive officers, provide for accelerated vesting upon a change in control, among other events, unless the options are either assumed by the successor corporation or are replaced by a comparable cash incentive program of the successor corporation based on the value of the option upon the change in control event.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

         The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of April 28, 2000 (a) by each person known to the Company to own beneficially 5% or more of any class of the Company's securities, including those shares subject to outstanding options, (b) by each of the Company's officers and directors and (c) by all officers and directors of the Company as a group. As of April 28, 2000 there were 14,214,019 shares of common stock of the Company issued and outstanding.


                                    NUMBER OF SHARES
NAME OF                             BENEFICIALLY
BENEFICIAL OWNER                    OWNED                     PERCENT OF CLASS
----------------                    --------                  ----------------
Marvin S. Hausman, M.D. (2)            2,113,500                   14.74%

Christopher Wetherhill (3)             1,159,000                    8.13%

Albert D. Angel (4)                      524,000                    3.68%

Michael M. Strage (5)                    280,000                    1.97%

Michael R. Espey (6)                     280,000                    1.97%

Robert G. Burford, Ph.D. (7)              22,500                    0.16%

Abraham E. Cohen (8)                           -                       -

All directors and executive            ---------                   ------
officers (seven persons) as a group    4,379,000                   30.57%
                                       ---------                   ------

Steven C. Espey (9)                    2,050,000                   14.42%

Boundary Bay Investments Ltd. (10)     1,008,000                    7.08%


----------

(1) Unless otherwise indicated, the address of each of the listed beneficial owners identified above is 825 Third Avenue, 40th Floor, New York, NY 10022. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them.

(2) Marvin S. Hausman, M.D. was a founder of the Company and currently serves as the President and Chief Executive Officer. Includes: (i) 1,988,500 shares owned by Dr. Hausman; (ii) 100,000 vested but unexercised options exercisable at $3.11 per share granted on January 13, 1999, and (iii) 25,000 vested but unexercised options exercisable at $11.50 per share granted on January 10, 2000. Does not include (i) 30,000 shares gifted to Dr. Hausman's three adult children, with 10,000 to each in November 1999,
     (ii) 250 shares gifted to Roberta Matta in November 1999, (iii) 100,000 unvested options exercisable at $3.11 per share granted on January 13, 1999 and (iv) 75,000 unvested options exercisable at $11.50 per share granted on January 10, 2000.

(3) Christopher Wetherhill is a Director of the Company. Includes (i) 107,500 shares held in Mr. Wetherhill's name; (ii) 1,008,000 shares held by Boundary Bay Investments Ltd. ("BBI"). Mr. Wetherhill holds a controlling position as the Managing Director of BBI and is the sole beneficial owner;
     (iii) 24,000 common stock purchase warrants exercisable at $11.00 per share held by BBI; and (iv) 20,000 vested but unexercised options exercisable at $2.88 per share granted on January 13, 1999 held in Mr. Wetherhill's name. Does not include 20,000 unvested options exercisable at $2.88 per share granted on January 13, 1999. Mr. Wetherhill's address is 9 Church Street, Hamilton HM 11, Bermuda.

(4) Albert D. Angel is the Chairman of the Board of Directors of the Company. All shares are owned by Mr. Angel. Includes (i) 516,000 shares owned by Mr. Angel, and (ii) 8,000 common stock purchase warrants exercisable at $11.00 per share purchased in a private placement on September 28, 1999. Does not include: (i) 300,000 non-statutory stock options exercisable at $2.88 per share granted to Mr. Angel on January 13, 1999 that he transferred to the Angel Brothers Partnership on the same day, including 75,000 vested but unexercised options, and (ii) 100,000 non-statutory stock options exercisable at $11.50 per share granted to Mr. Angel on January 10, 2000 that he transferred to the Angel Brothers Partnership on January 12, 2000, including 25,000 vested but unexercised options. The Angel Brothers Partnership is a partnership consisting of Mr. Angel's adult sons. Mr. Angel disclaims any beneficial ownership in the Angel Brothers Partnership. Mr. Angel's address is 4 Rocky Way Llewellyn Park, West Orange, N.J. 07052.

(5) Michael M. Strage was a co-founder of the Company and currently serves as Vice President and Treasurer. Includes (i) 250,000 shares owned by Mr. Strage; (ii) 20,000 vested but unexercised options exercisable at $2.88 per share granted on January 13, 1999, (iii) 10,000 vested but unexercised options exercisable at $11.50 per share. Does not include: (i) 20,000 unvested options exercisable at $2.88 per share granted on January 13, 1999, and (ii) 30,000 unvested options exercisable at $11.50 per share granted on January 10, 2000.

(6) Michael R. Espey was a co-founder of the Company and currently serves as Vice President and Secretary. Includes (i) 250,000 shares owned by Mr. Espey; (ii) 20,000 vested but unexercised options exercisable at $8.50 per share granted on June 7, 1999, and (iii) 10,000 vested but unexercised options exercisable at $11.50 per share granted on January 10, 2000. Does not include 30,000 unvested options exercisable at $11.50 granted on January 10, 2000. Michael Espey's address is 1001 4th Avenue Plaza, Suite 3228, Seattle, WA 98154.

(7) Robert G. Burford, Ph.D. serves as Axonyx's Vice President, Product Development. Includes (i) 2,500 vested by unexercised options exercisable at $4.70 granted on March 25, 1999, (ii) 7,500 vested by unexercised options exercisable at $7.20 granted on October 1, 1999 and (iii) 12,500 vested but unexercised options exercisable at $8.125 per share granted on November 1, 1999. Does not include 87,500 unvested options exercisable at $8.125.

(8) Abraham E. Cohen was not appointed a director of the Company until May 5, 2000. The above table does not include 50,000 Non-Statutory Stock Options exercisable at $11.00 per share granted to Mr. Cohen on May 5, 2000, of which 20,000 options are vested immediately, 10,000 vesting on May 5, 2001, 10,000 vesting on May 5, 2002, and 10,000 vesting on May 5, 2003.

(9) Steven C. Espey was a founder of the Company. Steven Espey is Michael Espey's stepfather. All shares are owned by Mr. S. Espey. Mr. Espey's address is 358 East 69th Street, New York, NY 10021.

(10) Boundary Bay Investments Ltd. is a Cayman Islands corporation beneficially owned by Christopher Wetherhill, a director of the Company. Includes (i) 1,008,000 shares issued in the name of BBI; and (ii) and 24,000 common stock Purchase Warrants exercisable at $11.00 per share. The address of BBI is 3rd Floor Harbour Centre, George Town, Grand Cayman, Cayman Islands, B.W.I.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1997 and up to March 1, 1999, Steven Espey provided the Company with the use of office space in New York. There has been no specific charge for such use of office space, although issuance of Common stock to Steven Espey at the time of the Company's founding was designed, in part, to reflect this anticipated contribution. The President of the pre-merger company, Ionosphere provided Ionosphere with office space without charge from August 1997 to December 1998.

     Marvin S. Hausman, M.D. provided services as President & CEO to our predecessor company Axonyx Inc. from the time it began operations in January 1997 without cash remuneration from Axonyx Inc. Michael Strage and Michael Espey provided services to our predecessor company Axonyx Inc. as officers since it began operations in January 1997 until September 1998 without cash remuneration.

     J.T. Jesky provided services as President to our predecessor company Ionosphere, Inc. from the time it began operations in July 1997 until December 1998 without compensation from Ionosphere, Inc. Skyelan Rose provided services as Secretary and Ann Reihl provided services as Treasurer to our predecessor company Ionosphere, Inc. from the time it began operations in July 1997 until December 1998.

     On March 5, 1997, Axonyx Inc. issued 4,300,000 shares of common stock to Boundary Bay Investments Ltd. Of these shares, 3,300,000 shares of common stock were issued upon assignment of option rights to certain exclusive patent rights, and 1,000,000 shares of common stock were issued for the commitment of an investment of $400,000 pursuant to an Investment Agreement dated February 18, 1997. We received $400,000 over a one year period between March 7, 1997 and February 4, 1998.

     On August 27, 1997, Axonyx granted Albert D. Angel, Chairman of the Board of Directors, 500,000 shares of common stock subject to a two year vesting schedule in consideration of services rendered and to be rendered to Axonyx under a Vesting Agreement.

     On August 28, 1997, Ionosphere, Inc. issued 3,000,000 shares of common stock, par value $0.001 to Ionosphere, LLC for cash of $4,200.00 and a note receivable for $45,000.00 due August 28, 1999, with interest at 8% per annum. T.J. Jesky, the President and CEO of Ionosphere, Inc. was the sole managing member of Ionosphere, LLC. The note receivable was paid off on May 19, 1998.

     Michael R. Espey, Vice President and Secretary and Michael M. Strage, Vice President and Treasurer, were each paid consultant fees in the amount of $28,000 by the predecessor of the Company in 1998.

     On April 27, 1998, Axonyx Inc. issued a Nine Percent Convertible Note to Boundary Bay Investments Ltd. (BBI) in the amount of $125,000, evidencing a loan from BBI in that amount. This loan is convertible at $4.00 per share of common stock (pre-split). The loan bore interest at 9% per annum, with interest payments due annually. The Note was subsequently converted into shares of common stock (see below).

     On May 19, 1998 Ionosphere, Inc. issued 215,000 shares of common stock to its founding shareholder, T.J. Jesky in consideration for the following: (1) forgiveness of loans to Ionosphere, Inc. in the amount of $4,645.00, (2) a Note Receivable issued on August 28, 1997 for $45,000.00 was paid off, (3) accrued interest on the Note Receivable in the amount of $2,604.00 was paid off, and (4) a Deed of Trust for $260,000.00.

     On September 1, 1998, Axonyx Inc. issued a Nine Percent Convertible Note to Boundary Bay Investments Ltd. in the amount of $75,000.00, evidencing a loan from BBI in that amount. This loan was convertible at $4.00 per share of common stock (pre-split). The Note bore interest at 9% per annum, with interest payments paid annually. The Note was subsequently converted into shares of common stock (see below).

     On December 9, 1998, eight of the beneficial owners of Boundary Bay Investments Ltd. ("BBI") requested that shares of common stock of Axonyx be transferred into their respective and direct ownership positions. Certificates representing shares of common stock in their respective shareholdings in BBI were issued to the transferee shareholders of BBI. In addition, on the same date 107,500 shares were transferred to Christopher Wetherhill, the managing director of BBI, reflecting a portion of his shareholdings in BBI. Other than Christopher Wetherhill, none of the transferees were affiliates of the Company. 860,000 shares of common stock were retained by BBI. Christopher Wetherhill is the sole beneficial owner of BBI.

     On May 20, 1999, the Company initiated an equity offering of units to a limited number of accredited and otherwise qualified investors based on their financial resources and knowledge of investments, with each unit priced at $25,000 per unit. Each unit ("Unit") consisted of 4,000 shares of common stock, par value $0.001 (the "Shares"), and 2,000 common stock purchase warrants (the "Warrants") at a price of $25,000 per Unit. Each Warrant entitles the holder to purchase one Share at a price of $11.00 until their expiration on August 1, 2004. As of October 25, 1999, the termination date of the private offering, the Company had sold 171 Units. On September 28, 1999, Albert D. Angel, the Chairman of the Board of Directors of Axonyx purchased 4 Units in this private placement and was issued 16,000 Shares and 8,000 Warrants. On September 30, 1999, Boundary Bay Investments Ltd., a major shareholder of Axonyx beneficially owned by Christopher Wetherhill, a director of Axonyx, purchased 12 Units in this private placement, and was issued 48,000 Shares and 24,000 Warrants.

     On September 22, 1999 Boundary Bay Investments Ltd. elected to convert its two Nine Percent Convertible Notes in an aggregate principal amount of $200,000, into 100,000 shares of common stock at a post split conversion price of $2.00 per share. The Company issued 100,000 shares to BBI on September 27, 1999.

                                   PROPOSAL 2
        PROPOSAL TO RATIFY THE APPOINTMENT OF RICHARD A. EISNER & CO. LLP
                     AS INDEPENDENT AUDITORS OF THE COMPANY

     Richard A. Eisner & Company, LLP has served as the Company's independent accountants since 1998. On March 24, 2000, the Board of Directors, subject to stockholder ratification, approved the continued appointment Richard A. Eisner & Company, LLP, independent public accountants, to audit the accounts of the Company for the 2000 fiscal year.

     Audit services of Richard A. Eisner & Company, LLP during 1999 included the examination of the financial statements of the Company and services related to filings with the Securities and Exchange Commission.

     The Audit Committee intends to meet with Richard A. Eisner & Company, LLP in 2000 on a quarterly or more frequent basis. At such times, the Audit Committee will review the services performed by Richard A. Eisner & Company, LLP, as well as the fees charged for such services.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF RICHARD A. EISNER & COMPANY, LLP AS AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. Submission of the appointment to stockholders is not required. However, the Board of Directors will reconsider the appointment if it is not approved by stockholders. The appointment will be deemed ratified if a majority of the shares of Common stock present, either in person or by proxy, and voting on the matter, votes in favor of the proposal. A representative of Richard A. Eisner & Company LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires. The representative is also expected to be available to respond to appropriate questions from stockholders.

                                   PROPOSAL 3
                          INCREASE OF AUTHORIZED SHARES

     At a meeting of the Board of Directors on March 14, 2000, the Board proposed an amendment to the Restated Articles of Incorporation pursuant to which the total number of shares the Company is authorized to issue from thirty million (30,000,000) to ninety million (90,000,000), of which the number of shares of common stock the Company would be authorized to issue would increase from twenty five million (25,000,000) to seventy five million (75,000,000), and the number of preferred stock the Company would be authorized to issued would increase from five million (5,000,000) to fifteen million (15,000,000). The Board of Directors directed that the proposed amendment be submitted to a vote of the stockholders at the Annual Meeting for their approval and adoption. If the proposed amendment is approved and adopted by the stockholders, the newly authorized shares of common stock and preferred stock will have voting and other rights identical to the currently authorized shares of common stock and preferred stock. The proposed amendment to the Articles of Incorporation is attached hereto as Appendix A.

     Of the 25,000,000 currently authorized shares of common stock, 14,214,019 shares were issued and outstanding as of May 10, 2000. As of May 10, 2000, an aggregate of 3,297,651 additional shares of common stock had been reserved for issuance as follows: (i) an aggregate of 1,767,000 shares of common stock issuable in connection with outstanding warrants to purchase shares of common stock, (ii) an aggregate of approximately 1,339,700 shares of common stock issuable in connection with options granted or to be granted under the 1998 Stock Option Plan, and (iii) an aggregate of approximately 190,951 shares of common stock issuable in connection with options granted outside of the 1998 Stock Option Plan. Of the 5,000,000 currently authorized shares of preferred stock, no shares were issued and outstanding as of May 10, 2000.

     Although presently authorized shares are sufficient to meet all present requirements, the Board of Directors believes that it is in Axonyx's best interests that Axonyx have the flexibility to issue substantial numbers of additional shares of common stock or preferred stock as needs arise without further stockholder actions unless required by applicable law, regulation, listing requirements or the Restated Articles of Incorporation. Axonyx has no agreements, understandings or plans for the issuance or use of the additional shares of common stock and preferred stock to be authorized. However, the Board of Directors believes that the current number of authorized and unreserved shares of common stock may be insufficient to meet Axonyx's future needs. The availability of additional shares will enhance Axonyx's flexibility in connection with future actions, such as corporate mergers, acquisitions of businesses, property or securities, financings, issuance of stock options, and other corporate purposes. The Board of Directors will determine whether, when, and on what terms the issuance of shares of common stock or preferred stock may be appropriate in connection with any of the foregoing purposes, without the possible expense and delay of a special meeting of stockholders.

     If this proposal is approved, the Board of Directors does not intend to seek further stockholder approval prior to the issuance of any additional shares of common stock or preferred stock in future transactions unless required by law, the Restated Articles of Incorporation, the requirements of The Nasdaq Stock Market, or unless Axonyx deems it advisable to do so to qualify an employee benefit plan or stock option plan. Further, the Board of Directors does not intend to issue any shares of common stock or preferred stock to be authorized under this proposal except upon the terms the Board of Directors deems to be in the best interests of Axonyx and its stockholders.

     The issuance of additional shares of common stock or preferred stock may, among other things, have a dilutive effect on earnings per share, and on stockholder's equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely effect the market price of the common stock. Holders of common stock have no preemptive rights.

     The availability for issuance of additional shares of common stock or preferred stock also could have the effect of rendering more difficult or discouraging an attempt to obtain control of Axonyx. For example, the issuance of shares of common stock (within the limits imposed by applicable law and the rules of any exchange upon which the common stock may be listed) in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of Axonyx. The issuance of additional shares of common stock could be used to render more difficult a merger or similar transaction even if it appears to be desirable to a majority of the stockholders. Axonyx is not currently aware of any efforts to obtain control of Axonyx.

     THE BOARD OF DIRECTORS OF THE COMPANY DEEMS PROPOSAL NUMBER 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" ITS APPROVAL.

                                   PROPOSAL 4
                            ADOPTION OF THE PROPOSED
                        AXONYX INC 2000 STOCK OPTION PLAN

     The Board of Directors of Axonyx has, subject to stockholder approval, adopted an Axonyx Inc. 2000 Stock Option Plan, pursuant to which the Board would be authorized to issue up to 1,000,000 incentive or non-statutory stock options to employees, officers, directors, consultants and advisors of the Company. Under the terms of the proposed 2000 Stock Option Plan, the total number of stock options that the Board would be authorized to issue under the plan may be adjusted by the Board if Axonyx undertakes a stock split. The full text of the proposed 2000 Stock Option Plan is attached hereto as Appendix B.

     Stock Option Plans are intended to encourage stock ownership in the Company by its officers, directors, employees, consultants and advisors in order to promote their interest in the success of the Company and to encourage their continued affiliation.

     The Board of Directors will determine whether, when and on what terms the grant of stock options under the 2000 Stock Option Plan may be appropriate in connection with any of the foregoing purposes, without the possible expense and delay of a special meeting of stockholders. The grant of stock options under the 2000 Stock Option Plan may, among other things, involve a non-cash charge to earnings, if the options are granted below the market price on the date of grant. The issuance of additional shares of common stock upon exercise of the options granted pursuant to the 2000 Stock Option Plan will have a dilutive effect on stockholder's equity and voting rights and may also adversely effect the market price of the common stock.

     On December 1, 1998, the Board of Directors of the Company's pre-merger predecessor Ionosphere, Inc. adopted the 1998 Stock Option Plan. The 1998 Stock Option Plan was approved by the stockholders of the post-merger Company on December 28, 1998 at a Special Meeting of Stockholders. Pursuant to the 1998 Stock Option Plan (the "1998 Plan"), the Company reserved 1,000,000 shares of common stock for issuance upon exercise of incentive and non-statutory stock options issued under the 1998 Plan. The Board of Directors, pursuant to the terms of the 1998 Plan, applied the 2 for 1 stock split of February 23, 1999 to the shares reserved for issuance under the 1998 Plan, doubling the number of shares reserved for that purpose. Under the terms of the 1998 Plan, the Board of Directors has granted stock options to employees, officers, directors and consultants of the Company. As of May 10, 2000, the Company has issued an aggregate of 1,339,700 stock options under the 1998 Plan, of which 543,600 were incentive stock options issued to employees, and 796,100 non-statutory stock options. Under the current terms of the 1998 Plan, there are 2,000,000 shares reserved for issuance upon exercise of options granted under the 1998 Plan. In the judgement of the Board of Directors, this is not a sufficient number of shares reserved for issuance upon exercise of stock options granted under the current 1998 Plan, and consequently a new 2000 Stock Option Plan is proposed to allow the Company to have the flexibility to grant sufficient stock options to obtain necessary management, directors and consultants and to retain the services of those parties in an increasingly competitive market for qualified personnel.

     The adoption of the 2000 Stock Option Plan will be deemed authorized if a majority of the shares of common stock present, either in person or by proxy, and voting on the matter, votes in favor of the proposal.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE AXONYX INC. 2000 STOCK OPTION PLAN AS ADOPTED BY THE BOARD OF DIRECTORS ON MARCH 24, 2000.

                                  OTHER MATTERS

     The management of the Company is not aware of any matter to be acted upon at the Annual Meeting other than the matters described above. However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

                               PROXY SOLICITATION

     The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of common stock. The Company will bear the expenses of calling and holding the annual meeting and the soliciting of proxies therefore.

                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders. In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of the Company's securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal. In addition, the stockholder must continue to hold those securities through the date of the meeting. Under current SEC rules, to be included in Axonyx's proxy statement and proxy card, any proposal by a stockholder intended to be presented at the 2001 Annual Meeting of Stockholders must be received by Axonyx, subject to certain exceptions, no later than November 1, 2000. Any such proposal, including any accompanying supporting statement, may not exceed 500 words. Such proposal should be addressed to the Secretary of the Company. Notice of any stockholder proposal to be presented at the 2001 Annual Meeting (whether or not included in the Company's proxy statement) must be received by the Secretary of Axonyx, Michael R. Espey, subject to certain exceptions, no later than February 1, 2001.

                                 ANNUAL REPORTS

     Our 2000 Annual Report to Stockholders, which contains selected information from the Company's Annual Report on Form 10-KSB, its financial statements for the year ended December 31, 1999 and the financial statements for the quarter ended March 31, 2000 accompany this proxy statement and are incorporated by reference. THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999 WILL ALSO BE MADE AVAILABLE (WITHOUT EXHIBITS), FREE OF CHARGE, TO INTERESTED STOCKHOLDERS UPON WRITTEN OR ORAL REQUEST TO LINDA STRASCINA, DIRECTOR OF CORPORATE COMMUNICATIONS AND INVESTOR RELATIONS, 825 THIRD AVENUE, 40TH FLOOR, NEW YORK, NEW YORK 10022, TELEPHONE (212) 688-4770.

                                       BY ORDER OF THE BOARD OF DIRECTORS
                                       /s/ Marvin S. Hausman, M.D.
                                       -----------------------------------
                                       Marvin S. Hausman, M.D.
                                       President & Chief Executive Officer

May 10, 2000

                                   APPENDICES

Appendix A: Text of proposed amendment to the Restated Articles of
            Incorporation.

Appendix B: Text of proposed 2000 Stock Option Plan.

                                   APPENDIX A

          PROPOSED AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION

                                 OF AXONYX INC.

     Pursuant to Proposal 3of the Proxy Statement for the Annual Meeting to be held on June 14, 2000, the following article of the Restated Articles of Incorporation of Axonyx Inc. filed on February 16, 1999, would be amended to increase the number of shares that Axonyx is authorized to issue, including common and preferred stock.

     The Restated Articles of Incorporation of Axonyx Inc., Article VI, currently reads as follows:

                                   ARTICLE VI

     The corporation is authorized to issue Thirty Million (30,000,000) shares of par value $0.001 stock, consisting of two classes of stock, designated "Common Stock" and "Preferred Stock". The total number of shares of Common Stock authorized to be issued is Twenty Five Million (25,000,000), par value $0.001. The total number of shares of Preferred Stock authorized to be issued is Five Million (5,000,000), par value $0.001. Any and all shares of stock may be issued, reissued, transferred or granted by the Board of Directors, as the case may be, to persons, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors shall have the authority to issue pursuant to the Nevada Revised Statutes and the By-Laws of the corporation. The Board of Directors shall have the authority to set, by resolution, the particular designations, preferences and the relative, participating, optional or other special rights and qualifications, limitations or restrictions of any class of stock or any series of stock within any class of stock issued by this corporation.

     The amended Article VI would read as follows if Proposal 3 is adopted by the stockholders at the Annual Meeting:

                                   ARTICLE VI

     The corporation is authorized to issue Ninety Million (90,000,000) shares of par value $0.001 stock, consisting of two classes of stock, designated "Common Stock" and "Preferred Stock". The total number of shares of Common Stock authorized to be issued is Seventy Five Million (75,000,000), par value $0.001. The total number of shares of Preferred Stock authorized to be issued is Fifteen Million (15,000,000), par value $0.001. Any and all shares of stock may be issued, reissued, transferred or granted by the Board of Directors, as the case may be, to persons, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors shall have the authority to issue pursuant to the Nevada Revised Statutes and the By-Laws of the corporation. The Board of Directors shall have the authority to set, by resolution, the particular designations, preferences and the relative, participating, optional or other special rights and qualifications, limitations or restrictions of any class of stock or any series of stock within any class of stock issued by this corporation.

                                   APPENDIX B

                                   AXONYX INC.
                             2000 STOCK OPTION PLAN
              (ADOPTED BY THE BOARD OF DIRECTORS ON MARCH 24, 2000)

1.   PURPOSE.

     This 2000 Stock Option Plan is intended to encourage stock ownership in Axonyx Inc. by the officers, directors, employees, consultants, and advisors of the Company or its affiliates in order to promote their interest in the success of the Company and to encourage their continued affiliation. All options granted under this 2000 Stock Option Plan are intended to be either (a) Incentive Stock Options or (b) Non-Statutory Stock Options.

2.   DEFINITIONS.

     As used herein the following definitions shall apply:

     "Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Advisor" shall mean an individual who provides bona fide services to the Company or Affiliate pursuant to a written contract.

     "Affiliate" shall mean any corporation defined as a "parent corporation" or a "subsidiary corporation" by Code Section 424(e) and (f), respectively.

     "Agreement" shall mean either a 2000 Incentive Stock Option Agreement or a 2000 Non-Statutory Stock Option Agreement, embodying the terms of the agreement between the Company and the Optionee with respect to Optionee's Option.

     "Board" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Company" shall mean Axonyx Inc., a Nevada corporation.

     "Consultant" shall mean any person who is placed on the Company's Consultants List by the Board and who agrees in writing to be included thereon.

     "Disability" or "Disabled" shall mean the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code or any successor provision.

     "Director" shall mean an individual member of the Board.

     "Disinterested Person" means a Non-Employee Director as defined in Rule 16b-3 of the Exchange Act of 1934, as amended.

     "Employee" shall mean any salaried employee of the Company or its Affiliates, including those employees who are officers of the Company or its Affiliates.

     "Fair Market Value" of Stock on a given date shall mean an amount per share as determined by the Board or its delegates by applying any reasonable valuation method determined without regard to any restriction other than a restriction which, by its terms, will never lapse. Notwithstanding the preceding, if the Stock is traded upon an established stock exchange, then the "Fair Market Value" of Stock on a given date per share shall be deemed to be the average of the highest and lowest selling price per share of the Stock on the principal stock exchange on which the Stock is then trading or, if there was no trading of the Stock on that day, on the next preceding day on which there was such trading; if the Stock is not traded upon an established stock exchange but is quoted on a quotation system, the "Fair Market Value" of Stock on a given date shall be deemed to be the mean between the closing representative "bid" and "ask" prices per share of the Stock on such date as reported by such quotation system or, if there was no trading of the Stock on that day, on the next preceding day on which there was such trading.

     "Incentive Stock Option" shall mean an option granted pursuant to the Plan which is designated by the Board or its delegates as an "Incentive Stock Option" and which qualifies as an incentive stock option under Section 422 of the Code or any successor provision.

     "Non-Statutory Stock Option" shall mean a stock option granted pursuant to the Plan which is not an Incentive Stock Option.

     "Option" shall refer to either or both an Incentive Stock Option or Non-Statutory Stock Option, as the context shall indicate.

     "Optionee" shall mean the recipient of an Incentive Stock Option or a Non-Statutory Stock Option.

     "Option Price" shall mean the price per share of Stock to be paid by the Optionee upon exercise of the Option.

     "Option Stock" shall mean the total number of shares of Stock the Optionee shall be entitled to purchase pursuant to the Agreement.

     "Plan" shall mean this Axonyx 2000 Stock Option Plan, as amended from time to time.

     "Reporting Person" shall mean an Optionee who is required to file statements relating to his or her beneficial ownership of Stock with the SEC pursuant to Section 16(a) of the Act.

     "Rule 16b-3" shall mean Rule 16b-3 (as amended from time to time), promulgated by the SEC under the Act, and any successor thereto.

     "SEC" shall mean the Securities and Exchange Commission.

     "Stock" shall mean the $0.001 par value Common Stock of the Company.

3.   ADMINISTRATION.

     The Plan shall be administered by the Board; provided, however, that the Board may delegate all or any part of its authority to administer the Plan in its entirety or, with respect to any group or groups of persons eligible to receive Options hereunder, to such committee as the Board shall in its sole discretion determine. Such committee shall be composed of not fewer than two members (the "Committee"), all of the members of which Committee shall be Disinterested Persons, if required. Any Disinterested Person shall comply with the requirements of Rule 16b-3. The Board or its Committee may adopt, amend and rescind such rules and regulations for carrying out the Plan and implementing agreements and take such actions as it deems proper. The interpretation, construction and application by the Board or its Committee of any of the provisions of the Plan or any Option granted thereunder shall be final and binding on the Company, all Optionees, their legal representatives, and any person who may acquire an Option directly from an Optionee by permitted transfer, bequest or inheritance. Reference to administrative acts by the Board in the Plan shall also refer to acts by its Committee, unless the context otherwise indicates. Whether or not the Board has delegated administrative authority, the Board has the final power to determine all questions of policy or expediency that may arise in administration of the Plan.

4.   ELIGIBILITY.

     Only Employees are eligible to receive Incentive Stock Options under the Plan. Employees, Officers, Directors, Consultants and Advisors of the Company or its Affiliates are eligible to receive Non-Statutory Stock Options under the Plan.

     No person shall be eligible to receive an Option for a larger number of shares than is recommended for him or her by the Board. Any Optionee may hold more than one Option (whether Incentive Stock Options, Non-Statutory Stock Options, or both, but only on the terms and conditions and subject to the restrictions set forth herein.

     Incentive Stock Options granted to an Employee who owns stock at the time the Incentive Stock Option is granted, representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and its Affiliates, shall be granted at an Option Price at least one hundred ten percent (110%) of the Fair Market Value of the Stock at the time the Incentive Stock Option is granted. In determining ownership of Stock by an Employee, the attribution standards set forth in Code Section 424(d) shall be applicable.

5.   STOCK SUBJECT TO THE PLAN.

     Options granted under the Plan shall be for shares of the Company's authorized but unissued or re-acquired Stock. The aggregate number of shares of Stock which may be subject to Options pursuant to the Plan shall not exceed one million (1,000,000) shares, unless adjusted by the Board pursuant to Paragraph 6(l). Stock issued under other stock option plans of the Company shall not be counted against the maximum number of shares that can be issued under the Plan.

     In the event that any outstanding Option expires or is terminated for any reason, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

     If an Optionee pays all or part of any Option Price with shares of Stock, the number of shares deemed to be issued to the Optionee (and counted against the maximum number of shares that can be issued under the Plan) shall be the number of shares transferred to the Optionee by the Company, less the number of shares transferred by the Optionee to the Company as payment. Stock issued on the exercise of an Option which is forfeited in accordance with the conditions contained in the grant by the Optionee after issuance shall be deemed to have never been issued under the Plan and, accordingly, shall not be counted against the maximum number of shares that can be issued under the Plan. Notwithstanding the terms of the previous two sentences, the maximum number of shares for which Incentive Stock Options may be issued under the Plan shall be one million (1,000,000) shares, subject to adjustment by the Board as provided under Paragraph 6(l), regardless of the fact that under the terms of the preceding sentences, a lesser number of shares is deemed to be issued pursuant to the exercise of Incentive Stock Options.

6.   TERMS AND CONDITIONS OF OPTIONS.

     The Board or its delegates shall authorize the granting of all Options under the Plan with such Options to be evidenced by Incentive Stock Option Agreements or Non-Statutory Stock Option Agreements, as the case may be. Each Agreement shall be in such form as the Board may approve from time to time. Each Agreement shall comply with and be subject to the following terms and conditions:

     (a) TYPE OF OPTION; NUMBER OF SHARES. Each particular Option Agreement shall state the type of Options to be granted (whether Incentive Stock Options or Non-Statutory Stock Options) and the number of shares to which the Option pertains. Under no circumstances shall the aggregate Fair Market Value of the Stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all incentive stock option plans of the Company and its Affiliates) exceed $100,000.

     (b) OPTION PRICE. Each particular Option Agreement shall state the Option Price. The Option Price for an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of Stock on the date the Incentive Stock Option is granted. The Option Price for a Non-Statutory Stock Option shall be the price per share of Stock set by the Board or its delegates.

     (c) CERTIFICATE LEGENDS. Certificates for shares of Stock issued and delivered to Reporting Persons may be legended, as the Board deems appropriate, if required by the provisions of any applicable rule or regulation.

     (d) MEDIUM AND TIME OF PAYMENT. The aggregate Option Price shall be payable upon the exercise of the Option and shall be paid in any combination of:

          (i) United States cash currency;

          (ii) a cashier's or certified check to the order of the Company;

          (iii) a personal check acceptable to the Company;

          (iv) to the extent permitted by the Board, shares of Stock of the Company (including previously owned Stock or Stock issuable in connection with the Option exercise), properly endorsed to the Company, whose Fair Market Value on the date of exercise equals the aggregate Option Price of the Option being exercised; or

          (v) to the extent permitted by the Board, the Optionee's entering into an agreement with the Company, whereby a portion of the Optionee's Options are terminated and where the "built-in gain" on any Options which are terminated as part of such agreement equals the aggregate Option Price of the Option being exercised. The Company may establish, from time to time, procedures for a "cashless exercise" of options. "Built-in gain" means the excess of the aggregate Fair Market Value of any Stock otherwise issuable on exercise of a terminated Option, over the aggregate Option Price otherwise due the Company on such exercise.

          The Board may permit deemed or constructive transfer of shares in lieu of actual transfer and physical delivery of certificates. Except to the extent prohibited by applicable law, the Board may take any necessary or appropriate steps in order to facilitate the payment of any such Option Price. Without limiting the foregoing, the Board may cause the Company to loan the Option Price to the Optionee or to guarantee that any Stock to be issued will be delivered to a broker or lender in order to allow the Optionee to borrow the Option Price. The Board, in its sole and exclusive discretion, may require satisfaction of any rules or conditions in connection with payment of the Option Price at any particular time, in any particular form, or with the Company's assistance. If Stock used to pay any Option Price is subject to any prior restrictions imposed in connection with any plan of the Company (including this Plan), an equal number of the shares of Stock acquired on exercise shall be made subject to such prior restrictions in addition to any further restrictions imposed on such Stock by the terms of the Optionee's Agreement or by the Plan.

     (e) VESTING. The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), any unexercised Option Stock may be exercised from time to time.

     (f) DURATION OF OPTIONS. Each particular Option Agreement shall state the term of the Option; provided, however, that all Incentive Stock Options granted under this Plan shall expire and not be exercisable after the expiration of ten (10) years from the date granted; provided, further, that any Incentive Stock Option granted to an Employee who owns stock at the time the Incentive Stock Option is granted representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and its Affiliates shall expire and not be exercisable after the expiration of five (5) years from the date granted. Non-Statutory Stock Options shall expire and not be exercisable after the date set by the Board or its delegates in the particular Option Agreement, or on any later date subsequently approved by the Board or its delegates.

     (g)  EXERCISE OF OPTIONS.

          (i) Each particular Option Agreement shall state when the Optionee's right to purchase Stock pursuant to the terms of an Option are exercisable in whole or in part, provided, however, that Incentive Stock Options shall not be exercisable by an Employee more than 90 days after the date that the employment of such Employee is voluntarily or involuntarily terminated, except in the case of death or disability of the Employee as provided below. Subject to the earlier termination of the right to exercise the Options as provided under this Plan, Options shall be exercisable in whole or in part as the Board, in its sole and exclusive discretion, may provide in the particular Option Agreement, as amended. The Board may at any time increase the percentage of an Option that is otherwise exercisable under the terms of a particular Option Agreement. The Board, in its sole and exclusive discretion, may permit the issuance of Stock underlying an Option prior to the date the Option is otherwise exercisable, provided such Stock is subject to repurchase rights which expire pro rata as the Option would otherwise have become exercisable.

          (ii) If the Optionee does not exercise in any one (1) year period the full number of shares to which he or she is then entitled to exercise, the Optionee may exercise those shares in any subsequent year during the term of the Option.

     (h) TRANSFER OF OPTIONS. An Option shall not be transferable except by will or by the laws of decent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person, except as specifically provided for by the Board. An attempted non-permitted transfer of an Option shall be void.

     (i) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his of her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

     (j) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within sixteen (16) months following the date of death (or such other period specified in the Option Agreement but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

     (k) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS AN OFFICER, DIRECTOR, CONSULTANT OR ADVISOR. In the event that an Optionee who is an Employee, Officer, Director, Consultant or Advisor of the Company or its Affiliates shall cease to be employed by or perform services for the Company or its Affiliates prior to the Option's expiration date (other than upon the Optionee's death or Disability), the exercise of Options held by such Optionee shall be subject to such limitations on the periods of time during which such Options, except for Incentive Stock Options limitations under section 6(g)(i) herein, may be exercised as may be specified in the particular Option Agreement, as amended, between the Optionee and the Company. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Board in their sole and exclusive discretion. No provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company for any period of specific duration.

     (l) RECAPITALIZATION.

          (i) The number of shares issuable under the Plan and the number and amount of the Option Stock and the Option Price of outstanding Options may be proportionately adjusted by the Board, in its sole and exclusive discretion, for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares, or for the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company in order to preclude the dilution or enlargement of benefits under the Plan.

          (ii) The Board, in its sole and exclusive discretion, may make such equitable adjustments to the Plan and outstanding Options as it deems appropriate in order to preclude the dilution or enlargement of benefits under the Plan, upon exchange of all of the outstanding stock of the Company for a different class or series of capital stock or the separation of assets of the Company, including a spin-off or other distribution of stock or property by the Company.

          (iii) If the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Option Stock would have been entitled. A dissolution or liquidation of the Company, a merger (other than a merger the principal purpose of which is to change the state of the Company's incorporation) or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the Company's Common Stock outstanding immediately preceding the merger is converted by virtue of the merger into other property, or other capital reorganization in which more than fifty percent (50%) of the Company's Common Stock is exchanged (unless the dissolution or liquidation plan, merger or consolidation agreement or capital reorganization corporate documents expressly provide to the contrary) shall cause each outstanding Option to terminate, provided, that each Optionee shall, immediately prior to such event, have the right to exercise his or her Option in whole or in part, unless the Option in connection with such event is either to be assumed by the successor corporation or parent thereof, or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or the Option is to be replaced by a comparable cash incentive program of the successor corporation based on the value of the Option on the date of such event. Notwithstanding the preceding, if, within one (1) year from the date of such event, an Employee's employment is involuntarily terminated, then the Employee's outstanding Options, if any, shall become immediately exercisable.

          (iv) All adjustments required by the preceding paragraphs shall be made by the Board, whose determination in that respect shall be final, binding and conclusive, provided, that adjustments shall not be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an "incentive stock option" within the meaning of Code
          Section 422.

          (v) Except as expressly provided in this Paragraph 6(l), an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend, or any other increase in the number of shares of stock of any class by reason of any dissolution, liquidation, merger, consolidation, reorganization, or separation of assets, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or amount of the Option Stock or the Option Price of outstanding Options.

          (vi) The grant or existence of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     (m) RIGHTS AS A SHAREHOLDER. An Optionee shall not have rights as a shareholder with respect to any shares until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of issuance of such stock certificate, except as provided in Paragraph 6(l) above.

     (n) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions of the Plan, the Board may modify (including lowering the Option Price or changing Incentive Stock Options into Non-Statutory Stock Options), extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options under this Plan and/or other stock option plans of the Company (to the extent not previously exercised) and authorize the granting of new Options in substitution therefor. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted under the Plan.

     (o) SECURITIES COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. Unless an Optionee could otherwise exercise a Stock Option or dispose of Stock delivered upon exercise of a Stock Option granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, at least six months shall elapse from the date of acquisition of the Stock Option to the date of disposition of its underlying Stock.

     (p) TRANSFER AND EXERCISE OF OPTIONS. To the extent required by Code
     Section 422, each Incentive Stock Option shall state that it is not transferable or assignable by Optionee otherwise than by will or the laws of descent and distribution, and that during an Optionee's lifetime, such Incentive Stock Option shall be exercisable only by the Optionee.

     (q) OTHER PROVISIONS. Each Option Agreement may contain such other provisions, including without limitation, restrictions upon the exercise or transferability of the Option, as the Board may deem advisable. Any Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such Incentive Stock Option shall be an "incentive stock option" as defined in Code Section 422, or to conform to any change in the law.

     (r) WITHHOLDING TAXES. When the Company becomes required to collect federal and state income and employment taxes in connection with the exercise of an Option ("withholding taxes"), the Optionee shall promptly pay to the Company the amount of such taxes in cash, unless the Board permits or requires payment in another form. Subject to such conditions as it may require, the Board, in its sole discretion, may allow an Optionee to reimburse the Company for payment of withholding taxes with shares of Stock. If an Optionee is a Reporting Person at the time of exercise and is given an election to pay any withholding taxes with Stock, the Board shall have sole discretion to approve or disapprove such election.

7.   TERM OF PLAN.

     The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall not extend beyond a date ten (10) years from the date of adoption hereof by the Board. No Incentive Stock Options or Non-statutory Stock Options may be granted under the Plan while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

8.   AMENDMENT OF PLAN.

     With respect to any shares at the time not subject to Options, the Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend the Plan in any respect whatsoever, except that, without approval of the stockholders, no such revision or amendment shall change the number of shares for which Options may be granted under the Plan, except as provided in Section 6(l), change the designation of the class of persons eligible to receive Options under the Plan, materially increase the benefits accruing to Optionees under the Plan, or decrease the price at which Incentive Stock Options may be granted. Furthermore, without the approval of the stockholders, the Plan may not be amended in any manner that will cause Incentive Stock Options issued under it to fail to meet the requirements of "incentive stock options" as defined in Code Section 422. The Board may amend the Plan from time to time to the extent necessary to comply with any applicable law, rule or other regulatory requirement.

9.   APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of Stock pursuant to the exercise of an Option will be used for general corporate purposes.

10.  NO OBLIGATION TO EXERCISE OPTION.

     The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

11.  INDEMNIFICATION.

     In addition to such other rights of indemnification as they may have as Directors, Employees or agents of the Company, the Directors, or any individuals who are delegated authority by the Board to administer the Plan, shall be indemnified by the Company against: (i) their reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder; and (ii) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action,. suit or proceeding, except in actions to matters as to which it shall be adjudged in such action, suit or proceeding that such Director or individual is liable for negligence or misconduct in the performance of his duties; this indemnification is expressly conditioned upon the indemnified party, within ninety (90) days after institution of any such action, suit or proceeding, offering the Company in writing the opportunity, at its own expense, to handle and defend the same.

12.  APPROVAL OF STOCKHOLDERS.

     The portions of the Plan dealing with Incentive Stock Options shall not take effect unless approved by the stockholders of the Company's preferred (if any) and Common Stock, which approval must occur within a period commencing twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board. Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including the right of the Company to grant Non-Statutory Options for proper corporate purposes.

                                      PROXY

                           FOR THE 2000 ANNUAL MEETING
                               OF STOCKHOLDERS OF
                                   AXONYX INC.

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Michael Strage and Michael Espey with the power of substitution, attorneys and proxies to appear and vote at an Annual Meeting of Stockholders of Axonyx, Inc. to be held on June 14, 2000, at 10:00 a.m., at the Loews New
York Hotel, 569 Lexington Avenue, New York, NY 10022, and at any adjournments thereof, with all the powers the undersigned would possess if personally present, including authority to vote on the matters shown below in the manner directed and upon any other matter which may properly come before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AXONYX INC. Except as specified to the contrary below, the shares represented by this proxy will be voted FOR Proposals 1, 2, 3 and 4. The undersigned hereby revokes any proxy previously given to vote such shares at the meeting or at any adjournment.

     Please return promptly in the enclosed envelope.

     PLEASE MARK THE FOLLOWING WITH AN "X."

1.   Directors recommend: a vote for each of the following nominee directors:
     #1 Albert D. Angel, #2 Abraham E. Cohen,  #3 Michael R. Espey,
     #4 Marvin S. Hausman.  M.D., #5 Michael M. Strage,
     #6 Christopher Wetherhill

     FOR ALL NOMINEES                                     [    ]

     WITHHOLD ALL NOMINEES                                [    ]

     WITHHOLD AUTHORITY TO VOTE
     FOR ANY INDIVIDUAL NOMINEE.
     WRITE NUMBER(S) OF NOMINEE(S) BELOW.

-----------------------------------------

2. Ratification of the appointment of Richard A. Eisner & Co., LLP as auditors of Axonyx Inc.'s financial statements for the fiscal year ending December 31, 2000.

  [ ] FOR                 [ ] AGAINST                         [ ] ABSTAIN

3. Proposal to amend Article VI of the Restated Articles of Incorporation to increase the number of shares that Axonyx is authorized to issue from thirty million (30,000,000) to ninety million (90,000,000), of which the number of shares of common stock that Axonyx would be authorized to issue would increase from twenty five million (25,000,000) to seventy five million (75,000,000) and the number of preferred stock that Axonyx would be authorized to issue would increase from five million (5,000,000) to fifteen million (15,000,000).

  [ ] FOR                 [ ] AGAINST                         [ ] ABSTAIN

4.   Adoption of the proposed Axonyx Inc 2000 Stock Option Plan.

  [ ] FOR                 [ ] AGAINST                         [ ] ABSTAIN

     PLEASE VOTE, DATE AND SIGN YOUR NAME(S) EXACTLY AS PRINTED ON THIS PROXY, INDICATING WHERE APPLICABLE, OFFICIAL POSITION OR REPRESENTATIVE CAPACITY.


                                       -----------------------------------------
                                       Print Name


                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       (Additional signature, if held jointly)

DATE:
     ------------------------------

     PLEASE RETURN THIS PROXY IN THE POSTAGE PAID, PRE-ADDRESSED ENVELOPE ENCLOSED.